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                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Lakeland Bancorp, Inc. desire to authorize John W. Fredericks, Roger Bosma and Joseph Hurley to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's Annual Report on Form 10-K for the year ended December 31, 1999, including all amendments and supplements thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Fredericks, Roger Bosma and Joseph Hurley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Annual Report on Form 10-K for the year ended December 31, 1999, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the - day of March, 2000.

     Signatures                      Title

     /s/ Roger Bosma
     _____________________________   Director, Chief Executive Officer and
     Roger Bosma                     President


     _____________________________   Director
     Robert B. Nicholson

     /s/ John W. Fredericks
     _____________________________   Director
     John W. Fredericks

     /s/ Bruce G. Bohuny
     _____________________________   Director
     Bruce G. Bohuny

     /s/ Mary Ann Deacon
     _____________________________   Director
     Mary Ann Deacon

     /s/ Mark J. Fredericks
     _____________________________   Director
     Mark J. Fredericks

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     /s/ John Pier,  Jr.
     _____________________________   Director
     John Pier, Jr.

     /s/ Paul P. Lubertazzi
     _____________________________   Director
     Paul P. Lubertazzi

     /s/ Joseph P. O'Dowd
     _____________________________   Director
     Joseph P. O'Dowd

     /s/ Arthur L. Zande
     _____________________________   Director
     Arthur L. Zande


     _____________________________   Director
     Michael A. Dickerson

     /s/ Charles L. Tice
     _____________________________   Director
     Charles L. Tice

     /s/ George H. Guptill, Jr.
     _____________________________   Director
     George H. Guptill, Jr.

     /s/ Joseph Hurley
     _____________________________   Executive Vice President and Chief
     Joseph Hurley                   Financial Officer

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